Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact

Stacey Eisen, (224) 948-5353

media@baxter.com

Investor Contact

Clare Trachtman, (224) 948-3085

BAXTER REPORTS THIRD-QUARTER 2018 RESULTS AND UPDATES FINANCIAL OUTLOOK

FOR FULL-YEAR 2018

•	Third-quarter revenue of $2.8 billion increased 2 percent on a reported basis and 3 percent on an operational basis

•	Third-quarter GAAP earnings per share (EPS) of $1.00; Adjusted EPS of $0.80 increased 25 percent

•	Company expects full-year 2018 sales growth of approximately 5 percent on a reported basis and approximately 3 percent on an operational basis

•	Company expects full-year 2018 GAAP EPS of $2.90 to $2.94; Adjusted EPS of $2.98 to $3.00

DEERFIELD, Ill., OCTOBER 31, 2018 — Baxter International Inc. (NYSE:BAX), a leading global medical products company, today reported results for the third quarter of 2018 and updated its full-year 2018 financial outlook.

“Baxter’s third-quarter performance reflects the benefit of our ongoing efforts to enhance operational excellence and innovation at the company,” said José (Joe) E. Almeida, chairman and chief executive officer. “While we remain confident in Baxter’s longer-term financial outlook, we have experienced a slower-than-expected return to pre-Hurricane Maria purchasing levels across certain businesses, as well as an impact from distributor destocking for select products that has depressed our top-line performance in 2018.”

Continued Almeida, “Our commercial teams are working diligently to address customer needs and recapture these sales, and we remain focused on relentless expense management across the company. In parallel, we continue to pursue capital deployment opportunities to fuel organic and inorganic growth that will help drive increased value for patients, healthcare providers and investors.”

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  2

Third-quarter Financial Results

In the third quarter, worldwide sales totaled approximately $2.8 billion, an increase of 2 percent on a reported basis, 3 percent on a constant currency basis and 3 percent on an operational basis compared to the prior-year period. Operational sales in the third quarter adjust for the impact of foreign exchange and generic competition for U.S. cyclophosphamide, as well as the acquisition of two surgical products from Mallinckrodt plc, which closed in March 2018, and approximately one month of sales from the company’s acquisition of Claris Injectables, which closed in July 2017.

Sales in the U.S. totaled $1.2 billion, increasing 4 percent on a reported basis and 3 percent on an operational basis. International sales of $1.6 billion increased 1 percent on a reported basis and 2 percent on both a constant currency and operational basis. Drivers of growth in the quarter included the company’s Renal Care, Pharmaceuticals, Advanced Surgery and Acute Therapies businesses. Increased demand for Baxter’s contract manufacturing services also contributed to performance in the quarter. This strength helped offset declines in Baxter’s Medication Delivery and Clinical Nutrition businesses. Performance in these businesses was impacted by market disruptions caused by Hurricane Maria, which have resulted in longer-than-expected shifts in customer demand patterns as well as the impact of distributor destocking for select products.

Beginning in 2018, Baxter reports its operating results based on three geographic segments: Americas (North and South America), EMEA (Europe, Middle East and Africa) and APAC (Asia Pacific) as well as by the company’s six Global Business Units (GBUs). Please see the schedules accompanying this press release for more details on sales performance in the quarter.

Baxter reported income from continuing operations of $544 million, or $1.00 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the third quarter. These results included special items totaling $108 million, primarily related to business optimization and intangible amortization and a $200 million benefit related to the company’s U.S. foreign tax credit deferred tax assets. On an adjusted basis, Baxter’s third quarter income from continuing operations totaled $436 million, or $0.80 per diluted share. Adjusted earnings per diluted share advanced 25 percent in the quarter, driven by solid operational performance, an ongoing benefit from the company’s business transformation initiatives, and lower pension expenses.

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  3

In the third quarter of 2018, Baxter generated $489 million in operating cash flow, or $1,341 million year to date. As a result, the company generated $873 million in free cash flow (operating cash flow less capital expenditures of $468 million) through the first nine months of the year.

Business Highlights

Baxter continues to achieve key operational, pipeline and commercial milestones in support of its strategy to accelerate profitable growth and advance innovation for patients and healthcare professionals worldwide. Among recent highlights, the company:

•

Received CE Mark and submitted a 510(k) to U.S. Food and Drug Administration (FDA) for the PrisMax system, Baxter’s next-generation technology for continuous renal replacement and organ support therapies. The PrisMax system’s innovative features were designed with input from more than 650 healthcare practitioners globally to make delivering therapy simpler, more efficient and more accurate in the ICU.

•	Received FDA clearance for innovations that expand the breadth and potential impact of Baxter’s Advanced Surgery portfolio:

•

Clearance of Actifuse Flow Bone Graft Substitute for use in a variety of orthopedic surgical procedures. Actifuse Flow offers accelerated bone growth in a new, easy-to-use prepackaged delivery syringe for precise placement into small bony voids or gaps in the skeletal system.

•

Clearance of ALTAPORE Bioactive Bone Graft, a next-generation bioactive and osteoconductive bone graft substitute, for use as an autograft extender in posterolateral spinal fusion. ALTAPORE had previously been cleared for use in orthopedic surgical procedures in the extremities and pelvis.

•

Featured OLIMEL 7.6%, a newly launched addition to the company’s olive oil-based parenteral nutrition portfolio, at the 40th  congress of the European Society of Clinical Nutrition and Metabolism (ESPEN), recently held in Madrid. Now approved in Canada, OLIMEL 7.6% is a ready-to-use solution designed to meet the needs of high-stress patients by combining the highest protein with the lowest glucose formulation available in a standardized, triple-chamber bag.

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  4

•

Announced a collaboration with Mayo Clinic to establish a renal care center of excellence to be located at Mayo Clinic’s Jacksonville, Fla., campus. The center, which brings together the complementary expertise of Mayo Clinic and Baxter, will serve patients across the continuum of care, from chronic kidney disease (CKD) management through transplant, to drive better patient outcomes. This initiative stems from a broader five-year collaboration agreement, and allows for the exploration of potentially new, co-developed products and services.

•	Received multiple external recognitions reflecting Baxter’s ongoing commitment to corporate social responsibility and workplace excellence:

•	Named to the Dow Jones Sustainability World Index and the Dow Jones Sustainability North America Index for the 19th consecutive year.

•	Cited by Aon as a Best Employer in the Asia Pacific region.

•	Recognized on Working Mother magazine’s 2018 list of ‘100 Best Companies.’

2018 Financial Outlook

For full-year 2018: Baxter expects adjusted earnings from continuing operations, before special items, of $2.98 to $3.00 per diluted share. The company expects sales growth of approximately 5 percent on a reported basis, approximately 4 percent on a constant currency basis, and approximately 3 percent on an operational basis (as defined below).

For fourth-quarter 2018: The company expects sales growth of approximately 1 percent on a reported basis, approximately 3 to 4 percent on a constant currency basis, and 3 to 4 percent on an operational basis. The company expects adjusted earnings from continuing operations, before special items, of $0.71 to $0.73 per diluted share.

Full-year and fourth-quarter operational sales have been adjusted for the impact of foreign exchange, generic competition for U.S. cyclophosphamide and the benefit from the acquisitions of Claris (full-year only) and the two Mallinckrodt surgical products.

Please see the schedules accompanying this press release for a reconciliation between the projected 2018 adjusted earnings per diluted share and projected GAAP earnings per diluted share.

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BAXTER REPORTS 3rd QUARTER FINANCIAL RESULTS — Page  5

A webcast of Baxter’s third-quarter 2018 conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on October 31, 2018. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

About Baxter

Every day, millions of patients and caregivers rely on Baxter’s leading portfolio of critical care, nutrition, renal, hospital and surgical products. For more than 85 years, we’ve been operating at the critical intersection where innovations that save and sustain lives meet the healthcare providers that make it happen. With products, technologies and therapies available in more than 100 countries, Baxter’s employees worldwide are now building upon the company’s rich heritage of medical breakthroughs to advance the next generation of transformative healthcare innovations. To learn more, visit www.baxter.com and follow us on Twitter, LinkedIn and Facebook.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and outlook for the fourth quarter and full year 2018. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster or otherwise); breaches or failures of the company’s information technology systems, including by cyberattack; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the New York Attorney General and foreign regulatory agencies; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Claris Injectables and two surgical products from Mallinckrodt plc); the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions (including potential trade wars); fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

Baxter, Actifuse Flow, Altapore, Olimel and Prismax are registered trademarks of Baxter International Inc.

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BAXTER — PAGE  6

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended September 30, 2018 and 2017

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended September 30,
	2018		2017		Change

NET SALES	$ 2,767		$ 2,707		2%

COST OF SALES	1,531		1,577		(3%	)

GROSS MARGIN	1,236		1,130		9%

% of Net Sales	44.7%		41.7%		3.0 pts

MARKETING AND ADMINISTRATIVE EXPENSES	685		680		1%
% of Net Sales	24.8%		25.1%		(0.3 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	166		150		11%
% of Net Sales	6.0%		5.5%		0.5 pts

OPERATING INCOME	385		300		28%

% of Net Sales	13.9%		11.1%		2.8 pts

NET INTEREST EXPENSE	11		14		(21%	)

OTHER INCOME, NET	(32)		(4)		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	406		290		40%

INCOME TAX (BENEFIT) EXPENSE	(138)		42		NM

% of Income from Continuing Operations before Income Taxes	(34.0%	)	14.5%		(48.5 pts	)

INCOME FROM CONTINUING OPERATIONS	544		248		119%

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—		3		NM

NET INCOME	$544		$251		117%

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 1.02		$ 0.46		122%

Diluted	$ 1.00		$ 0.45		122%

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		$ 0.00		NM

Diluted	$ 0.00		$ 0.00		NM

NET INCOME PER COMMON SHARE
Basic	$ 1.02		$ 0.46		122%

Diluted	$ 1.00		$ 0.45		122%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	534		545
Diluted	546		557

ADJUSTED OPERATING INCOME (excluding special items)	$ 505	A	$ 449	A	12%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 526	A	$ 439	A	20%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 436	A	$ 356	A	22%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.80	A	$ 0.64	A	25%

A	Refer to page 7 for a description of the adjustments and a reconciliation to GAAP measures.

NM - Not Meaningful

BAXTER — PAGE  7

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended September 30, 2018 and 2017

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended September 30, 2018 and 2017 included special items which impacted the GAAP measures as follows:

	Three Months Ended September 30,
	2018	2017	Change

Gross Margin	$ 1,236	$ 1,130	9%
Intangible asset amortization expense [1]	42	38
Business optimization items [2]	21	12
Hurricane Maria (benefits) costs [6]	(23)	21
Acquisition and integration expenses [3]	7	4
Product-related items [4]	(3)	21

Adjusted Gross Margin	$ 1,280	$ 1,226	4%

% of Net Sales	46.3%	45.3%	1.0 pts

Marketing and Administrative Expenses	$ 685	$ 680	1%
Business optimization items [2]	(59)	(39)
Separation-related costs [5]	—	(2)
Acquisition and integration expenses [3]	(4)	(11)

Adjusted Marketing and Administrative Expenses	$ 622	$ 628	(1%	)

% of Net Sales	22.5%	23.2%	(0.7 pts	)

Research and Development Expenses	$ 166	$ 150	11%
Business optimization items [2]	(10)	(1)
European medical devices regulation [7]	(3)	—

Adjusted Research and Development Expenses	$ 153	$ 149	3%

% of Net Sales	5.5%	5.5%	0.0 pts

Operating Income	$ 385	$ 300	28%
Impact of special items	120	149

Adjusted Operating Income	$ 505	$ 449	12%

% of Net Sales	18.3%	16.6%	1.7 pts

Pre-Tax Income from Continuing Operations	$ 406	$ 290	40%
Impact of special items	120	149

Adjusted Pre-Tax Income from Continuing Operations	$ 526	$ 439	20%

Income Tax (Benefit) Expense	$ (138)	$ 42	NM
Impact of special items [8]	228	41

Adjusted Income Tax Expense	$ 90	$ 83	8%

% of Adjusted Pre-Tax Income from Continuing Operations	17.1%	18.9%	(1.8 pts	)

Income from Continuing Operations	$ 544	$ 248	119%
Impact of special items	(108)	108

Adjusted Income from Continuing Operations	$ 436	$ 356	22%

Diluted EPS from Continuing Operations	$ 1.00	$ 0.45	122%
Impact of special items	(0.20)	0.19

Adjusted Diluted EPS from Continuing Operations	$ 0.80	$ 0.64	25%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	546	557

[1]

The company’s results in 2018 and 2017 included intangible asset amortization expense of $42 million ($30 million, or $0.05 per diluted share, on an after-tax basis) and $38 million ($26 million, or $0.05 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2018 included a charge of $90 million ($71 million, or $0.13 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a charge of $63 million related to restructuring activities, $24 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $3 million of accelerated depreciation associated with facilities to be closed. The $63 million of net restructuring charges included $58 million of employee termination costs, $4 million of contract termination and other costs and $1 million of asset impairment costs.

The company’s results in 2017 included a charge of $52 million ($36 million, or $0.06 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $31 million related to restructuring activities and $21 million of costs to implement business optimization programs which primarily included external consulting and project employee costs. The $31 million of restructuring charges were comprised of employee termination costs.

[3]

The company’s results in 2018 included acquisition and integration costs related to the company’s acquisitions of Claris Injectables Limited and the RECOTHROM and PREVELEAK products of $11 million ($8 million, or $0.01 per diluted share, on an after-tax basis).

The company’s results in 2017 included acquisition and integration costs of $15 million ($10 million, or $0.02 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[4]

The company’s results in 2018 included a net benefit of $3 million ($2 million, or $0.00 per diluted share, on an after-tax basis) related to an adjustment to its accrual for SIGMA SPECTRUM infusion pump inspection and remediation activities.

The company’s results in 2017 included a net charge of $21 million ($14 million, or $0.02 per diluted share, on an after-tax basis) related to SIGMA SPECTRUM infusion pump inspection and remediation activities, partially offset by a benefit related to an adjustment to historical product reserves.

[5]	The company’s results in 2017 included costs incurred related to the Baxalta separation totaling $2 million ($1 million, or $0.00 per diluted share, on an after-tax basis).

[6]

The company’s results in 2018 included a benefit of $23 million ($18 million, or $0.03 per diluted share, on an after-tax basis) related to insurance recoveries as a result of losses incurred due to Hurricane Maria.

The company’s results in 2017 included charges of $21 million ($21 million, or $0.04 per diluted share, on an after-tax basis) related to the impact of Hurricane Maria on the company’s operations in Puerto Rico. The costs primarily include inventory and fixed asset impairments as well as idle facility costs.

[7]

The company’s results in 2018 included costs of $3 million ($3 million, or $0.01 per diluted share, on an after-tax basis) specific to updating its quality systems and product labeling to comply with the new medical device reporting regulations and other requirements of the European Union’s regulations for medical devices that will become effective in 2020.

[8]

Reflected in this item is the tax impact of the special items identified in this table as well as a benefit of $200 million, or $0.37 per diluted share, in the third quarter of 2018 related to an update to the estimated impact of U.S. federal tax reform previously made by the company. The tax effect of each adjustment is based on the jurisdiction in which the adjustment is incurred and the tax laws in effect for each such jurisdiction.

For more information on the company’s use of non-GAAP financial measures in this presentation, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation.

NM - Not Meaningful

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Nine Months Ended September 30, 2018 and 2017

(unaudited)

(in millions, except per share and percentage data)

	Nine Months Ended September 30,
	2018		2017		Change

NET SALES	$ 8,286		$ 7,787		6%

COST OF SALES	4,697		4,481		5%

GROSS MARGIN	3,589		3,306		9%

% of Net Sales	43.3%		42.5%		0.8 pts

MARKETING AND ADMINISTRATIVE EXPENSES	1,988		1,874		6%
% of Net Sales	24.0%		24.1%		(0.1 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	480		432		11%
% of Net Sales	5.8%		5.5%		0.3 pts

CLARIS SETTLEMENT	(80)		—		NM

OPERATING INCOME	1,201		1,000		20%

% of Net Sales	14.5%		12.8%		1.7 pts

NET INTEREST EXPENSE	34		41		(17%	)

OTHER (INCOME) EXPENSE, NET	(81)		35		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,248		924		35%

INCOME TAX (BENEFIT) EXPENSE	(28)		139		NM

% of Income from Continuing Operations before Income Taxes	(2.2%	)	15.0%		(17.2 pts	)

INCOME FROM CONTINUING OPERATIONS	1,276		785		63%

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—		3		NM

NET INCOME	$ 1,276		$ 788		62%

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 2.38		$ 1.45		64%

Diluted	$ 2.33		$ 1.42		64%

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		$ 0.00		NM

Diluted	$ 0.00		$ 0.00		NM

NET INCOME PER COMMON SHARE
Basic	$ 2.38		$ 1.45		64%

Diluted	$ 2.33		$ 1.42		64%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	536		543
Diluted	548		554

ADJUSTED OPERATING INCOME (excluding special items)	$ 1,440	A	$1,291	A	12%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 1,487	A	$1,248	A	19%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 1,245	A	$1,022	A	22%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 2.27	A	$ 1.84	A	23%

A  Refer to page 9 for a description of the adjustments and a reconciliation to GAAP measures.

NM - Not Meaningful

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Nine Months Ended September 30, 2018 and 2017

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the nine months ended September 30, 2018 and 2017 included special items which impacted the GAAP measures as follows:

	Nine Months Ended September 30,
	2018	2017	Change

Gross Margin	$ 3,589	$ 3,306	9%
Intangible asset amortization expense [1]	127	112
Business optimization items [2]	30	42
Acquisition and integration expenses [3]	16	4
Litigation [4]	8	—
Product-related items [5]	(3)	17
Separation-related costs [6]	—	1
Hurricane Maria (benefits) costs [10]	(23)	21

Adjusted Gross Margin	$ 3,744	$ 3,503	7%

% of Net Sales	45.2%	45.0%	0.2 pts

Marketing and Administrative Expenses	$ 1,988	$ 1,874	6%
Business optimization items [2]	(122)	(74)
Separation-related costs [6]	—	(16)
Acquisition and integration expenses [3]	(14)	(16)
Historical rebate and discount adjustments [7]	—	12
Litigation [4]	(2)	—

Adjusted Marketing and Administrative Expenses	$ 1,850	$ 1,780	4%

% of Net Sales	22.3%	22.9%	(0.6 pts	)

Research and Development Expenses	$ 480	$ 432	11%
Business optimization items [2]	(23)	—
European medical devices regulation [11]	(3)	—

Adjusted Research and Development Expenses	$ 454	$ 432	5%

% of Net Sales	5.5%	5.5%	0.0 pts

Claris Settlement	$ (80)	$ —	NM
Claris settlement [8]	80	—

Adjusted Claris Settlement	$ —	$ —	0%

% of Net Sales	0.0%	0.0%	0.0 pts

Operating Income	$ 1,201	$ 1,000	20%
Impact of special items	239	291

Adjusted Operating Income	$ 1,440	$ 1,291	12%

% of Net Sales	17.4%	16.6%	0.8 pts

Other (Income) Expense, Net	$ (81)	$ 35	NM
Venezuelan deconsolidation [9]	—	(33)

Adjusted Other (Income) Expense, Net	$ (81)	$ 2	NM

Pre-Tax Income from Continuing Operations	$ 1,248	$ 924	35%
Impact of special items	239	324

Adjusted Pre-Tax Income from Continuing Operations	$ 1,487	$ 1,248	19%

Income Tax (Benefit) Expense	$ (28)	$ 139	NM
Impact of special items [12]	270	87

Adjusted Income Tax Expense	$ 242	$ 226	7%

% of Adjusted Pre-Tax Income from Continuing Operations	16.3%	18.1%	(1.8 pts	)

Income from Continuing Operations	$ 1,276	$ 785	63%
Impact of special items	(31)	237

Adjusted Income from Continuing Operations	$ 1,245	$ 1,022	22%

Diluted EPS from Continuing Operations	$ 2.33	$ 1.42	64%
Impact of special items	(0.06)	0.42

Adjusted Diluted EPS from Continuing Operations	$ 2.27	$ 1.84	23%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	548	554

[1]

The company’s results in 2018 and 2017 included intangible asset amortization expense of $127 million ($100 million, or $0.18 per diluted share, on an after-tax basis) and $112 million ($80 million, or $0.14 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2018 included a net charge of $175 million ($139 million, or $0.24 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $96 million related to restructuring activities, $74 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $5 million of accelerated depreciation associated with facilities to be closed. The $96 million of net restructuring charges included $86 million of employee termination costs, $6 million of contract termination and other costs and $4 million of asset impairment charges primarily related to facility closures.

The company’s results in 2017 included a net charge of $116 million ($83 million, or $0.15 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $50 million related to restructuring activities, $58 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $8 million of accelerated depreciation associated with facilities to be closed. The $50 million of net restructuring charges included $40 million of employee termination costs, $5 million of contract termination costs, and $5 million of asset impairment charges primarily related to facility closures.

[3]

The company’s results in 2018 included acquisition and integration costs related to the company’s acquisitions of Claris Injectables Limited and the RECOTHROM and PREVELEAK products of $30 million ($24 million, or $0.04 per diluted share, on an after-tax basis).

The company’s results in 2017 included acquisition and integration costs of $20 million ($15 million, or $0.03 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[4]	The company’s results in 2018 included a charge of $10 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to certain product litigation.

[5]

The company’s results in 2018 included a net benefit of $3 million ($2 million, or $0.00 per diluted share, on an after-tax basis) related to an adjustment to its accrual for SIGMA SPECTRUM infusion pump inspection and remediation activities.

The company’s results in 2017 included a net charge of $17 million ($11 million, or $0.02 per diluted share, on an after-tax basis) related to SIGMA SPECTRUM infusion pump inspection and remediation activities, partially offset by a benefit related to an adjustment to historical product reserves.

[6]	The company’s results in 2017 included costs incurred related to the Baxalta separation totaling $17 million ($12 million, or $0.02 per diluted share, on an after-tax basis).

[7]

The company’s results in 2017 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the company’s historical rebates and discount reserve.

[8]

The company’s results in 2018 included a benefit of $80 million ($78 million, or $0.14 per diluted share, on an after-tax basis) for the settlement of certain claims related to the acquired operations of Claris Injectables Limited.

[9]	The company’s results in 2017 included a charge of $33 million ($24 million, or $0.04 per diluted share, on an after-tax basis) related to the deconsolidation of its Venezuelan operations.

[10]

The company’s results in 2018 included a benefit of $23 million ($18 million, or $0.03 per diluted share, on an after-tax basis) related to insurance recoveries as a result of losses incurred due to Hurricane Maria.

The company’s results in 2017 included charges of $21 million ($21 million, or $0.04 per diluted share, on an after-tax basis) related to the impact of Hurricane Maria on the company’s operations in Puerto Rico. The costs primarily include inventory and fixed asset impairments as well as idle facility costs.

[11]

The company’s results in 2018 included costs of $3 million ($3 million, or $0.01 per diluted share, on an after-tax basis) specific to updating its quality systems and product labeling to comply with the new medical device reporting regulations and other requirements of the European Union’s regulations for medical devices that will become effective in 2020.

[12]

Reflected in this item is the tax impact of the special items identified in this table as well as a benefit of $208 million, or $0.38 per diluted share, related to an update to the estimated impact of U.S. federal tax reform previously made by the company. The tax effect of each adjustment is based on the jurisdiction in which the adjustment is incurred and the tax laws in effect for each such jurisdiction.

For more information on the company’s use of non-GAAP financial measures in this presentation, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this presentation.

NM - Not Meaningful

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Sales by Operating Segment

Periods Ending September 30, 2018 and 2017

(unaudited)

($ in millions)

	Q3 2018	Q3 2017	% Growth @ Actual Rates		% Growth @ Constant Rates	YTD 2018	YTD 2017	% Growth @ Actual Rates	% Growth @ Constant Rates
Americas	$1,497	$1,458	3%		4%	$4,464	$4,264	5%	5%
EMEA	707	682	4%		4%	2,189	1,979	11%	3%
APAC	563	567	(1%	)	0%	1,633	1,544	6%	3%
Total Baxter	$2,767	$2,707	2%		3%	$8,286	$7,787	6%	4%

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Sales by GBU

Periods Ending September 30, 2018 and 2017

(unaudited)

($ in millions)

	Q3 2018	Q3 2017	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2018	YTD 2017	% Growth @ Actual Rates		% Growth @ Constant Rates
Renal Care [1]	$ 910	$ 896	2%		3%		$2,709	$2,539	7%		4%
Medication Delivery [2]	652	679	(4%	)	(3%	)	2,009	2,026	(1%	)	(2%	)
Pharmaceuticals [3]	519	498	4%		5%		1,552	1,375	13%		11%
Clinical Nutrition [4]	218	223	(2%	)	(2%	)	662	651	2%		(2%	)
Advanced Surgery [5]	200	175	14%		15%		586	521	12%		10%
Acute Therapies [6]	122	112	9%		10%		380	330	15%		11%
Other [7]	146	124	18%		17%		388	345	12%		9%
Total Baxter	$2,767	$2,707	2%		3%		$8,286	$7,787	6%		4%

[1]	Includes sales of the company’s peritoneal dialysis (PD) and hemodialysis (HD) and additional dialysis therapies and services.

[2]	Includes sales of the company’s IV therapies, infusion pumps, administration sets and drug reconstitution devices.

[3]	Includes sales of the company’s premixed and oncology drug platforms, inhaled anesthesia and critical care products and pharmacy compounding services.

[4]	Includes sales of the company’s parenteral nutrition (PN) therapies.

[5]	Includes sales of the company’s biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[6]	Includes sales of the company’s continuous renal replacement therapies (CRRT) and other organ support therapies focused in the ICU.

[7]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending September 30, 2018 and 2017

(unaudited)

($ in millions)

	Q3 2018			Q3 2017			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total
Renal Care	$ 209	$ 701	$ 910	$ 192	$ 704	$ 896	9%		0%		2%
Medication Delivery	418	234	652	430	249	679	(3%	)	(6%	)	(4%	)
Pharmaceuticals	240	279	519	223	275	498	8%		1%		4%
Clinical Nutrition	80	138	218	91	132	223	(12%	)	5%		(2%	)
Advanced Surgery	122	78	200	99	76	175	23%		3%		14%
Acute Therapies	41	81	122	36	76	112	14%		7%		9%
Other	84	62	146	77	47	124	9%		32%		18%
Total Baxter	$1,194	$1,573	$2,767	$1,148	$1,559	$2,707	4%		1%		2%

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

GBU Sales by U.S. and International

Periods Ending September 30, 2018 and 2017

(unaudited)

($ in millions)

	YTD 2018			YTD 2017			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Renal Care	$ 609	$2,100	$2,709	$ 561	$1,978	$2,539	9%		6%		7%
Medication Delivery	1,280	729	2,009	1,290	736	2,026	(1%	)	(1%	)	(1%	)
Pharmaceuticals	745	807	1,552	652	723	1,375	14%		12%		13%
Clinical Nutrition	243	419	662	275	376	651	(12%	)	11%		2%
Advanced Surgery	339	247	586	297	224	521	14%		10%		12%
Acute Therapies	129	251	380	108	222	330	19%		13%		15%
Other	206	182	388	199	146	345	4%		25%		12%
Total Baxter	$3,551	$4,735	$8,286	$3,382	$4,405	$7,787	5%		7%		6%

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Free Cash Flow Reconciliation

(unaudited)

($ in millions)

	Nine Months Ended September 30,
	2018	2017

Cash flows from operations — continuing operations	$1,341	$1,343
Capital expenditures	(468)	(410)

Free cash flow — continuing operations	$ 873	$ 933

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three Months Ended September 30, 2017 to The Three Months Ended September 30, 2018

(unaudited)

	Q3 2018 QTD *
	Net sales As Reported		US Cyclophosphamide	Acquisitions		FX		Operational Sales
Renal Care	2%		0%	0%		1%		3%
Medication Delivery	(4%	)	0%	0%		1%		(3%	)
Pharmaceuticals	4%		2%	(2%	)	1%		5%
Clinical Nutrition	(2%	)	0%	0%		0%		(2%	)
Advanced Surgery	14%		0%	(8%	)	1%		7%
Acute Therapies	9%		0%	0%		1%		10%
Other	18%		0%	0%		(1%	)	17%
Total Baxter	2%		0%	(1%	)	1%		3%

U.S.	4%		1%	(2%	)	0%		3%
International	1%		0%	0%		1%		2%

*	Totals may not foot due to rounding

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Nine Months Ended September 30, 2017 to The Nine Months Ended September 30, 2018

(unaudited)

	Q3 2018 YTD *
	Net sales As Reported		US Cyclophosphamide	Acquisitions		FX		Operational Sales
Renal Care	7%		0%	0%		(3%	)	4%
Medication Delivery	(1%	)	0%	0%		(1%	)	(2%	)
Pharmaceuticals	13%		3%	(6%	)	(2%	)	7%
Clinical Nutrition	2%		0%	0%		(4%	)	(2%	)
Advanced Surgery	12%		0%	(6%	)	(2%	)	4%
Acute Therapies	15%		0%	0%		(4%	)	11%
Other	12%		0%	0%		(3%	)	9%
Total Baxter	6%		0%	(1%	)	(2%	)	3%

U.S.	5%		1%	(3%	)	0%		3%
International	7%		0%	(1%	)	(4%	)	3%

*	Totals may not foot due to rounding

BAXTER — PAGE  17

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measures

Projected 2018 Adjusted Earnings Per Share and Projected GAAP Earnings Per Share, and

Projected 2018 Adjusted Sales Growth and Projected GAAP Sales Growth

(unaudited)

2018 Earnings Per Share Guidance	Q4 2018		FY 2018
Earnings per Diluted Share — Adjusted	$0.71 - $0.73		$2.98 - $3.00
Estimated intangible asset amortization	$0.06		$0.24
Estimated business optimization charges	$0.04 -$0.06		$0.28 - $0.30
Litigation costs	—		$0.02
Acquisition and integration expenses	$0.01		$0.06
Claris settlement	—		($0.14)
U.S. tax reform	—		($0.38)
Hurricane Maria	—		($0.03)
European medical devices regulation	$0.01		$0.01
Earnings per Diluted Share — GAAP	$0.57 - $0.61		$2.90 - $2.94

2018 Sales Growth Guidance	Q4 2018		FY 2018
Sales Growth — Operational	3% - 4%		3%
U.S. cyclophosphamide	(1%) - 0%		(1%) - 0%
Acquisitions	0% - 1%		1%
Foreign exchange	(2%) - (3%	)	1%
Sales Growth — GAAP	1%		5%